Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Digital Lightwave, Inc. (the "Company") for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "report"), I James Green, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    (1)    the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 13, 2004

By: /s/ James Green

James Green
Chief Executive Officer and President